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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 AUGUST 20, 2003


                            BHA Group Holdings, Inc.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                     0-15045               43-1416730
-------------------------------      ----------------    -----------------------
(State or Other Jurisdiction of      (Commission File      (I.R.S. Employer
 Incorporation or Organization)          Number)         Identification Number)


8800 East 63rd Street, Kansas City, Missouri                     64133
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  (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:            (816) 356-8400
                                                              ----------------


Former name or former address, if changed, since last report:  Not applicable
                                                              -----------------



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99.1 Notice to Directors and Executive Officers of BHA Group Holdings, Inc. dated August 19, 2003.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         On July 14, 2003, BHA Group Holdings, Inc. (the "Company") received notice of a blackout period for its BHA Group Holdings, Inc. 401(k) Profit Sharing Plan ("Plan"). The blackout period is necessary for the provider of the Plan to implement certain servicing enhancements to the Plan. During the blackout period, Plan participants will be unable to execute transactions in their Plan accounts, including changing how contributions are invested, receiving distributions or loans or transferring balances among Plan funds, including funds containing common stock of the Company. The blackout period is expected to begin on August 20, 2003 and expected to end on August 27, 2003. The Company provided notice of the blackout period to its directors and executive officers on August 19, 2003. A copy of such notice is being provided as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BHA GROUP HOLDINGS, INC.


                                           /s/ James E. Lund
                                           -------------------------------------
                                           James E. Lund
                                           President and Chief Executive Officer


DATED:  August 20, 2003



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EXHIBIT INDEX

Exhibit No      Description
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99.1            Notice to Directors and Executive Officers of BHA Group
                Holdings, Inc. dated August 19, 2003.